                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     The Securities and Exchange Act of 1934

                          Date of Report: June 4, 2002



                           VERAMARK TECHNOLOGIES, INC.
               ---------------------------------------------------
               (Exact Name of Registrant as Specified in its Chart


                                    DELAWARE
               ---------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


      0-13898                                16-1192368
------------------            --------------------------------------------
(Commission File No.)         (I.R.S. Employer Identification No.)


                        3750 MONROE AVENUE, PITTSFORD, NY
                       ----------------------------------
                    (Address of Principal Executive Offices)


                                      14534
                                ----------------
                                   (Zip Code)


                                 (585) 381-6000
                   ------------------------------------------
              (Registrant's Telephone Number, including Area Code)


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ITEM 5.  Other Events

         On May 29, 2002, The Nasdaq Stock Market, Inc. ("Nasdaq") notified the Registrant that its shares of common stock would be delisted from The Nasdaq SmallCap Market at the opening of business on June 6, 2002.

         The Registrant's press release dated June 3, 2002, filed as Exhibit
99.1 to this Report, is incorporated herein by reference.




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 4, 2002                     Veramark Technologies, Inc.


                                 By:  /s/ David G. Mazzella
                                      ---------------------
                                      David G. Mazzella,
                                      Chairman of the Board, President
                                      and Chief Executive Officer



                               INDEX TO EXHIBITS



Exhibit                          Description
-------                          -----------

99.1                             Text of Press Release dated June 3, 2002